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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): April ___, 1997



                           CAPITAL CORP OF THE WEST
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            (Exact name of registrant as specified in its charter)

        CALIFORNIA                 0-27384                   77-0405791
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  State of Incorporation      Commission File No.     IRS Employer ID Number


          1160 WEST OLIVE AVENUE, SUITE A, MERCED, CALIFORNIA 95348
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    Address, including zip code, of registrant's principal executive office


                                (209) 725-2200
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              Registrant's telephone number, including area code


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ITEM 5.   OTHER EVENTS.

          See attached press release.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  EXHIBITS.

          No.    Description
          ---    -----------

          99.    Press release issued by the Company on April __, 1997


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this current report to be signed on its behalf by the undersigned duly authorized person.


     Date: April __, 1997         Capital Corp of the West



                                  By: /s/ Thomas T. Hawker
                                      -------------------------------
                                      Its President and Chief Executive Officer




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